SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934




October 6, 1997                               1-8309
Date of Report (Date of earliest        Commission File Number
event reported)


                Price Communications Corporation
    (Exact name of registrant as specified in its charter)


          New York                         13-2991700
(State or other jurisdiction  (I.R.S. Employer Identification
of incorporation)                            Number)


                         45 Rockefeller Plaza
                        New York, New York 10020
(Address of principal executive offices)  (Zip Code)

                           (212) 757-5600
       Registrant's telephone number, including area code

Item 2.  Acquisition or Disposition of Assets.

  The previously reported acquisition by the Registrant of Palmer Wireless, Inc. and disposition of the Palmer Fort Myers system were consummated on October 6, 1997.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial Statements of Businesses Acquired - previously reported.

        (b) Pro Forma Financial Information - previously reported.

        (c) Exhibits.

        1. Agreement and Plan of Merger by and among Palmer Wireless, Inc., the Registrant and Price Communications Cellular Merger Corp., dated as of May 23, 1997, incorporated by reference to Exhibit 2.1 to Registrant's Registration Statement on Form S-4 (No. 333-34017).

        2. Asset Purchase Agreement by and among the Registrant, Price Communications Cellular Merger Corp. and
Wireless One Network, L.P., dated as of June 13, 1997.

                         SIGNATURES

  Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PRICE COMMUNICATIONS CORPORATION


                           By:  /s/  Robert Price
                                 Robert Price
                                 President

Date: October 15, 1997

                          EXHIBIT INDEX

Exhibit No.

1.      Agreement and Plan of Merger by and among Palmer
        Wireless, Inc., the Registrant and Price
        Communications Cellular Merger Corp., dated as of
        May 23, 1997, incorporated by reference to Exhibit
        2.1 to Registrant's Registration Statement on Form
        S-4 (No. 333-34017).

2. Asset Purchase Agreement by and among the Registrant, Price Communications Cellular Merger
        Corp. and Wireless One Network, L.P., dated as of
        June 13, 1997.